UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2024

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0178960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In March 2024, Braton Europe S.A.R.L., a wholly-owned subsidiary of Brady Corporation, (the “Company”), entered into a binding Put Option Letter (the “Put Option Letter”) with MML Capital Europe VI Equity II S.A. and other institutional and individual holders (collectively, the “Sellers”), which own directly or indirectly 100% of the securities issued by Gravotech Holding (“Gravotech”), a French limited liability company (société par actions simplifiée). Under the terms of the Put Option Letter, the Company irrevocably and unconditionally agreed to acquire 100% of the share capital and voting rights of Gravotech (the “Acquisition”).

Following completion of required works council consultation processes and satisfaction of regulatory clearances in France, on July 3, 2024, the Company entered into a Securities Sale and Purchase Agreement (the “Agreement”) with the Sellers to acquire all the outstanding securities of Gravotech. Under the terms of the Agreement, the Company will acquire all issued and outstanding securities of Gravotech for a cash purchase price of EUR 120 million (approximately USD 130 million), subject to a working capital provision. The Company plans to finance the Acquisition by using cash on hand and borrowings under its existing credit agreement. The Company expects to close the transaction on August 1, 2024.

The Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Agreement set forth above is qualified in its entirety by reference to the Agreement filed as an exhibit hereto. The foregoing description of the Put Option Letter is qualified in its entirety by the full text of the Put Option Letter, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for its quarter ended April 30, 2024 with the Securities and Exchange Commission on May 22, 2024, and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

In this report, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations.

The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including any statements regarding the potential timing of or completion of the acquisition of Gravotech, and any financial impacts of that transaction. For Brady, uncertainties arise from: the occurrence of any event, change or other circumstances that could give rise to the termination of the offer to acquire Gravotech; the expected timing and likelihood of completion of the proposed transaction with Gravotech, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the offer that could reduce anticipated benefits or cause the parties to abandon the transaction; the risk that the proposed offer and its announcement could have an adverse effect on the ability of Brady and Gravotech to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; increased cost of raw materials and labor as well as material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; adverse impacts of regional epidemics or global pandemics; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2023.

These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
2.1
Securities Sale and Purchase Agreement, dated July 3, 2024, by and between Braton Europe S.A.R.L., MML Capital Europe VI Equity II S.A., and the other institutional and individual holders of outstanding shares of Gravotech Holding. Schedules and exhibits to this document are not being filed herewith pursuant to Item 601(b)(2) of Regulation S-K.*

104	Cover Page Interactive Data File (embedded within Inline XBRL document).
*The registrant agrees to furnish a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: July 10, 2024

/s/ ANN E. THORNTON
Ann E. Thornton
Chief Financial Officer, Chief Accounting Officer and Treasurer